UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 30, 2012
Commission file number: 1-2207
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 30, 2012, The Wendy's Company (the “Company”) hosted an institutional investor meeting (“Investor Day”) beginning at 10:30 a.m. at the NASDAQ MarketSite in New York's Times Square, at which management provided investors with an overview of the Company's business. The Investor Day presentation materials are attached hereto as Exhibits 99.1 - 99.6 and incorporated herein by reference.  These materials may also be used by the Company at one or more subsequent conferences with analysts and investors.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission filings and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Introduction - Slide presentation by John D. Barker, Senior Vice President and Chief Communications Officer
99.2	Corporate Overview - Slide presentation by Emil J. Brolick, President and Chief Executive Officer
99.3	Operations Overview - Slide presentation by Stephen D. Farrar, Chief Operating Officer
99.4	Product Development Overview - Slide presentation by Gerard C. Lewis, Senior Vice President - New Product Development
99.5	Strategy Overview - Slide presentation by Emil J. Brolick, President and Chief Executive Officer
99.6	Financial Overview - Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
Dated: January 30, 2012	By:/s/ Dana Klein
Dana Klein
Senior Vice President - Corporate and Securities
Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Introduction - Slide presentation by John D. Barker, Senior Vice President and Chief Communications Officer
99.2	Corporate Overview - Slide presentation by Emil J. Brolick, President and Chief Executive Officer
99.3	Operations Overview - Slide presentation by Stephen D. Farrar, Chief Operating Officer
99.4	Product Development Overview - Slide presentation by Gerard C. Lewis, Senior Vice President - New Product Development
99.5	Strategy Overview - Slide presentation by Emil J. Brolick, President and Chief Executive Officer
99.6	Financial Overview - Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer
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